UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ⌧

Filed by a Party other than the Registrant ◻

Check the appropriate box:

◻	Preliminary Proxy Statement
◻	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
◻	Definitive Proxy Statement
⌧	Definitive Additional Materials
◻	Soliciting Material under §240.14a-12

CAPSTONE GREEN ENERGY CORPORATION
(Name of Registrant as Specified In Its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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⌧ No fee required.
◻ Fee computed on table in exhibit required per Exchange Act Rules 14a-6(i)(1) and 0-11.
◻ Fee paid previously with preliminary materials.

Your Vote Counts! CAPSTONE GREEN ENERGY CORPORATION 2022 Annual Meeting Vote by S eptember 11, 2022 11:59 PM ET CAPSTONE GREE N E NERGY C ORPORATI ON 166 40 STA GG STREET VA N NU Y S, C A 9 1 4 06 Ricky Campana P.O. Box 123456 Suite 500 51 Mercedes Way Edgewood, NY 11717 30# FLAS HI D-JO B# You invested in CAPSTONE GREEN ENERGY CORPORATION and it's time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on Septem ber 12, 2022. Get informed before you vote View the Notice & Proxy Statement, Annual Report online OR you can receive a free paper or email copy of the material( s) by requesting prior to August 29, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise rec eive a paper or email copy. Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* September 12, 2022 11:00 A M PDT Virtually at: ww w.virtua lshar eho ld erm eetin g. co m/CGRN2022 *Pleas e ch eck th e meetin g m aterials f or a ny special req uirem en ts for meetin g a tten dan ce. 1 OF2 322,224 148,294 For complete information and to vote, visit www.ProxyVote.com Control # XXXX XXXX XXXX XXXX

Vote at www.ProxyVote.com Control # XXXX XXXX XXXX XXXX S HA R E CL AS S ES R EPR ESEN TED F OR VOTIN G THE COMPANY NAME INC. - COMMON ASDFGHJ KL 123456789.1234 THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. THE COMPA NY N AM E I N C. - CLA SS A THE COMPA NY N AM E I N C. - CLA SS B THE COMPA NY N AM E I N C. - CLA SS C THE COMPA NY N AM E I N C. - CLA SS D THE COMPA NY N AM E I N C. - CLA SS E THE COMPA NY N AM E I N C. - CLA SS F THE COMPA NY N AM E I N C. - 401 K 1234 567 89.12 34 1234 567 89.12 34 1234 567 89.12 34 1234 567 89.12 34 1234 567 89.12 34 1234 567 89.12 34 1234 567 89.12 34 Board Recomme nds Vot ing Ite ms FLAS HI D-JO B# Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. 1.Election of Directors Nominees: 01) Robert C. Flexon 03)Yon Y. Jorden 05)Denise Wilson 02)Darren R. Jamison 04)Robert F. Powelson06)Ping Fu For 2.Approve an amendment to increase the number of shares available for issuance under the Capstone Green Energy Corporation 2017 Equity Incentive Plan by 600,000. For 3.Advisory vote on the compensation of the Company's named executive officers as presented in the proxy statement. For 4.Ratification of the amendment to the Company's Rights Agreement with Broadridge Financial Solutions, Inc., as rights agent, dated as of May 6, 2019 (the "NOL Rights Agreement"), extending the Final Expiration Date under the NOL Rights Agreement from May 6, 2022 to May 6, 2025. For 5.Ratification of the appointment of Marcum LLP as the Company's independent registered public accounting firm for the fiscal year ending March 31, 2023. For NOTE: Such other business as may properly come before the meeting or any adjournment thereof.